                                                                     Exhibit 4.1

              [NUTRACEUTICAL INTERNATIONAL CORPORATION LOGO HERE]

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                                SHARES

   THIS CERTIFICATE IS                                      SEE REVERSE FOR
TRANSFERABLE IN NEW YORK, NY                              CERTAIN DEFINITIONS

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE         CUSIP 67060Y  10  1
This Certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Nutraceutical International Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile signatures of its duly authorized officers.

Dated:

/s/ Bruce R. Hough [Nutraceutical International Corporation /s/ Frank W. Gay II
------------------                 Seal here]               -------------------
President and Secretary                                 Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

By


                                                            AUTHORIZED SIGNATURE

                                                                     Exhibit 4.1
                                                                          Page 2

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                         UNIF GIFT MIN ACT --  ________ Custodian _______
                                               (Cust.)            (Minor)
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of         and/or Uniform Gifts to Minors
         survivorship and not as tenants in       Act
         common                                        ------------------------
                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                       ________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THIS CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By:  ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15